UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:	Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001408356

TES 2017-2, LLC

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): 0001721078

Central Index Key Number of underwriter (if applicable): Not applicable

Todd A. Maron, (650) 681-5000

Name and telephone number, including area code, of the person to contact in connection with this filing

Explanatory Note: For the purpose of furnishing this Form ABS-15G, the depositors signing below do not have a Central Index Key Number. The “Central Index Key Number of depositor” listed above is the Central Index Key number of the depositors’ parent, SolarCity Corporation, which is also the originator.

INFORMATION TO BE INCLUDED IN THE REPORT

FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01	Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

Introduction

The TES 2017-2 Portfolio is composed of approximately 12,400 residential rooftop PV installations which are installed for homeowners under lease and PPA agreements.

The PV systems are expected to be geographically dispersed throughout the United States, with Maryland, California, and Pennsylvania forecast to have about 68% of the installed systems. Massachusetts and Connecticut are the other states representing at least 5% of the expected TES 2017-2 Portfolio (the “Portfolio”).

All of the PV systems in the TES 2017-2 Portfolio are residential installations which have obtained Permission to Operate (PTO) between 2009 and 2017.

Procedures for Engineering, Design and Installation

DNV GL has reviewed Tesla Energy’s engineering, design, and installation procedures specific to Tesla Energy’s residential systems. Overall, Tesla Energy’s procedures are in line with industry good practices. Tesla Energy’s vertically integrated structure allows for more direct control of design and quality than that of some competing firms which may utilize third-party contractors for system design and installation.

A summary of the primary findings and/or risks identified with respect to residential PV engineering, design and installation procedures is provided in the following table.

Primary Findings

Site Audit: Tesla Energy has site surveyors based at each of its regional operating centers that visit each site to verify assumptions made by the salesperson when generating the proposal. Surveyors record information via a “Lite” version of Energy Designer (ED).

Engineering Design: Design and engineering is completed in-house for residential systems. Designers utilize both the ED and Zepulator Plus (Z+) tools. Tesla Energy’s staff includes licensed professional civil and electrical engineers who can verify systems which require more complex calculations. All final design drawings are reviewed and stamped by a licensed engineer.

Installation: Residential installation is performed by a team of 2-3 in-house installers. Tesla Energy maintains an online digital installation field binder (the “Installation Field Binder”) of approved quality standards and installation work instructions.

Inspection and Quality Control: DNV GL has reviewed Tesla Energy’s Digital Job Checkout (dJCO) process. Viewed as one element of Tesla Energy’s quality control process, the dJCO process appears to have been effective in reducing installation defects since the program was implemented.

Operations and maintenance: Tesla Energy notes that it does not maintain a target technician to system number ratio, but does scale its O&M team broadly consistently with the growth of the Fleet. DNV GL has not identified any particular risk related to Tesla Energy’s ability to ramp O&M coverage with continued Fleet growth.

Equipment

Tesla Energy has provided a list of module, inverter and racking suppliers to the Portfolio. Modules used within the Portfolio are largely represented by REC, Hanwha Q-Cells, Trina, Kyocera and LG, and inverters used within the Portfolio are largely concentrated across SolarEdge, ABB, Delta and Fronius.

Zep Solar racking is used within the Portfolio. Tesla Energy uses the factory production meters within their inverters to measure energy production for purposes of invoicing.

DNV GL has reviewed individual vendors and has not identified any specific quality concerns surrounding the qualification of equipment vendors for the Portfolio.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Modules: REC, Hanwha Q-Cells, Trina, Kyocera and LG make up more than 96% of the Portfolio on a capacity basis. DNV GL considers these module manufacturers suitable for use in the Portfolio.

Inverters: SolarEdge, ABB, Delta and Fronius make up more than 99% of the Portfolio on a capacity basis. DNV GL considers these inverter manufacturers suitable for use in the Portfolio.

Testing: As a result of its commitment to testing, Tesla Energy has demonstrated superior average module performance relative to comparable module testing at DNV GL PVEL. DNV GL notes that Tesla Energy’s overall testing scope executed compares favorably to the rest of the residential solar industry segment. Taking the results of Tesla Energy’s product qualification and ongoing batch testing into consideration, and based on engineering judgment, DNV GL considers that a P90 degradation rate of 1.2%/year is reasonable for this Portfolio.

Racking: Zep Solar is used within the Portfolio. DNV GL considers Zep racking suitable for use in the Portfolio.

Monitoring: 1.4% of total systems have shown communication issues. Tesla Energy has indicated that even persistent communication issues have not materially affected its operations, as homeowner billing (for PPAs) is continued based on estimated production and the performance guarantees are voided. DNV GL considers the communication issues observed here to be typical of a large fleet of systems and within industry range.

Procedure for Forecasting Residential Facility Electric Output

DNV GL has reviewed the procedure by which Tesla Energy generates energy production forecasts for residential systems with the purpose of evaluating the long-term accuracy of these forecasts and their usefulness for predicting the Portfolio’s revenue from energy sales.

Tesla Energy’s SolarBid and Energy Designer software tools both incorporate a modified version of the PVWatts Version 2 (“PVWatts”) simulation engine to generate the energy production estimates. DNV GL has included 37 SolarBid V104 validation results previously completed within this section.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Process evolution: SolarBid acts as the proposal and system reporting portal for all residential systems. Tesla Energy’s energy estimate methodology has evolved over time with different de-rate values used for the various iterations of the model. Major energy estimation methodologies include SolarBid (ED+SOLMETRIC), SolarBid V100, SolarBid V104, and SolarBid V110. SolarBid V104, which has been in effect since July 2015, includes the inverter efficiency loss factor and the elimination of the SolarEdge shading “boost”, as compared to SolarBid V100.

Energy simulation: DNV GL considers the use of PVWatts to be reasonable for portfolios of several thousand PV systems. The uncertainty of an estimate for any single system using this meteorological data / methodology is high, but the combined uncertainty for a geographically diverse portfolio of thousands of systems is much lower.

Commentary on Tesla Energy’s methodology: DNV GL considers the Typical Meteorological Year 2 (TMY2) data sets to be suitable for use in the PVWatts simulations assuming the proper diligence is taken prior to selecting the weather file. DNV GL recommends that Tesla Energy considers not only the proximity of the weather station but also its representativeness of the site. DNV GL generally finds the de-rate factors applied by Tesla Energy to be reasonable for use within PVWatts.

SolarBid V104 validations: DNV GL has independently verified Tesla Energy’s production estimates to within ±1% for 33 of 37 SolarBid V104 residential systems. All discrepancies were subsequently addressed by Tesla Energy during follow-up reconciliation, though DNV GL was not able to independently confirm all explanations. DNV GL notes reasonable confidence in Tesla Energy’s estimating consistency, but recommends additional review checks be implemented to reduce the risk of errors.

SolarBid V110 validations: DNV GL initially selected twenty systems with PTO Dates between 2012 through 2016. At Tesla Energy’s request, DNV GL replaced the four systems which entered production prior to 2015 with four newer systems. DNV GL’s validation review includes systems which were originally designed using SolarBid V100 and SolarBid V104. Systems originally designed using SolarBid (ED + SOLMETRIC) were not included in this review.

To review the accuracy of SolarBid V110 energy estimates, DNV GL compared the Year 1 energy estimate for SolarBid V110 with the Year 1 energy estimate for SolarBid V104. The forecast accuracy of numerous regions, including the snow regions of CT, CO, MA, and NY, has improved through the shift from V104 to V110. Forecast accuracy in DC decreased. DNV GL notes that the V110 Vermont Performance Index was synthesized.

Changes in weather file selection are one potential explanation for changes in forecasting accuracy. DNV GL recommends further review of weather file selection.

Analysis of Tesla Energy’s Operational PV systems

Given the large number of systems in the Portfolio and due to lack of operating data available for the Portfolio, DNV GL has utilized the operating history of Tesla Energy’s Residential Fleet to provide forecasts specific to the subset of residential systems within the Portfolio.

DNV GL has developed separate regional correction factors which represent the ratio of actual production to expected production for the residential subset of the Portfolio. It is anticipated that the regional correction factors will be applied to Tesla Energy’s Year-1 as-built energy estimates. An uncertainty analysis is also presented.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Description of the data set: DNV GL has used Tesla Energy’s Residential Fleet to forecast for the Portfolio. Based on the module and inverter breakdown, DNV GL finds the Residential Production Sample within Tesla Energy’s Residential Fleet to be generally representative of the Portfolio in regards to forecasting production analysis.

Methodology: Correction factors for the Portfolio were produced by region and energy estimate methodology.

Portfolio correction factors: DNV GL has developed regional correction factors which represent the ratio of actual production to expected production for the Portfolio. A correction factor of 0.961 was calculated for the Portfolio reflective of different energy estimate methodologies.

Uncertainty: Overall Portfolio uncertainty was estimated to be 4.0% and 3.5% for the 1-year and 20-year periods, respectively. Based on the results of Tesla Energy’s product qualification, ongoing batch testing, and engineering judgment, DNV GL finds that a P90 degradation rate of 1.2%/year is considered reasonable for this Portfolio.

Consumer Agreement Review

Tesla Energy offers PV systems to homeowners via PPA (i.e. $/kWh) and lease (i.e. $/month) agreements. DNV GL notes that only 1.6% of the Portfolio on a system basis represents leased systems. The PPA is a 20-year term agreement, with typical homeowner and sponsor obligations.

DNV GL considers the PPA to be consistent with terms of previous Tesla Energy agreements and in-line with industry standard.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Lease: DNV GL notes that only 1.6% of the Portfolio on a system basis represents leased systems. DNV GL has reviewed Tesla Energy lease agreements within the context of previous engagements, and considers them to be typical. DNV GL has not included a lease review within the context of its Report.

PPA: DNV GL considers the terms of the PPA to be reasonable. Production may be estimated by Tesla Energy during downtime events or if the homeowner fails to maintain the performance of the system. Though billing based on estimated production may prove inaccurate, Tesla Energy retains the right to subsequently adjust the billing if it is determined they have over- or under-estimated production.

Maintenance Services Agreement Review

Tesla Energy has provided two Maintenance Service Agreements (MSA) specific to two funds represented within the Portfolio (Fund A and Fund B). Tesla Energy has also provided separate Billing Services Agreements (BSA) for each MSA.

In consideration for the MSA and BSA system services the Provider will be paid an annual fee of $19 and $5 per kWdc, respectively, escalated at 2.5% per annum. Scope of services will include operations and maintenance, replacement of parts, alterations and modifications, and billing and collections. DNV GL considers the scope to be comprehensive of all activities required to operate and maintain each PV system.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Scope: DNV GL considers the MSA and BSA scopes to be comprehensive of all activities required to operate and maintain each PV system, and DNV GL considers it suitable for the Portfolio.

Fees: In consideration for the MSA and BSA system services the Provider will be paid an annual fee of $19 and $5 per kWdc, respectively, escalated at 2.5% per annum. DNV GL observes O&M services costs for residential projects to be typically in the range of $15/kWp to $25/kWp. As such, DNV GL considers the total fee structure ($24/kWp) to be within the reasonable range.

Term: The term of the MSAs and BSAs is 5-years, with successive one-year extensions. DNV GL considers the term of the agreements typical.

Operating System Review

DNV GL has performed electrical and structural design reviews for a sample of 10 residential systems from the Portfolio to confirm consistency with Tesla Energy’s agreed processes and identifying any specific issues or risks. The systems were independently selected by DNV GL to be representative of the Portfolio.

DNV GL has also reviewed O&M cost summaries for 2016 and Q1 2017. Based upon Q1 2017 data, Tesla Energy reports an annualized cost for O&M of $13.87/kWdc.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Electrical audit: DNV GL has completed electrical design reviews for a sample of 10 residential systems from the Portfolio. The electrical design documentation for Tesla Energy’s residential systems is in line with other residential portfolios reviewed by DNV GL.

Structural audit: Overall, despite the minor issues or omissions found, DNV GL considers the sampled systems exhibit acceptable structural design and build quality which appears to be more rigorous than that of other industry participants. DNV GL does not expect that the PV systems in the Portfolio are at above-normal risk of structural issues.

O&M record: Based upon Q1 2017 data, Tesla Energy reports an annualized cost for O&M of $13.87/kWdc. Tesla Energy’s 12 month rolling average O&M cost for its Combined Fleet in 2016 was $12.65/kWdc.

Financial Model Technical Input Review

DNV GL has received the financial models for the Fund A and Fund B Tax Equity Funds, which comprise 91% of the Portfolio on a capacity basis. DNV GL has provided a review of the reasonableness of the technical inputs in these financial models. DNV GL has not reviewed a financial model specific to the Portfolio.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Degradation and availability: Tesla Energy will model an active case P50 annual system level degradation rate of 0.5% and assumed availability of 100%. DNV GL views the range of 0.5%-1.0% annual system degradation to be technically reasonable with a recommended P50 of 0.64%/yr for crystalline silicon modules.

Based on its availability analysis, DNV GL has confirmed the Fleet’s overall availability at 98.7%. DNV GL notes Tesla Energy models an availability loss of 0.5% within its energy estimates. Additional availability losses are not included in the Model (100% availability). DNV GL considers a 99.5% availability optimistic, but achievable. DNV GL notes Tesla Energy’s availability assumption does not account for downtime due to future inverter replacements.

O&M Fee: DNV GL observes O&M services costs for residential projects to be typically in the range of $15/kWp to $25/kWp. As such, DNV GL considers the $19/kWp O&M cost budgeted as being near the mid-point of the spectrum.

Inverter costs and projections: Based on historical and projected price declines for string inverters, DNV GL currently estimates that string inverter replacement prices upon warranty expiration will be approximately $0.07-$0.11/Wac, or $0.06-$0.10/Wdc, assuming an average dc to ac ratio of 1.2.

Combining expected labor costs with the inverter replacement costs results in a projected future replacement cost of approximately $0.10-$0.14/Wac, or $0.09-$0.13/Wdc, including a single truck roll event.

Inverter failure curve: A general string inverter failure curve would likely show initial failures in Year 1, dropping down to a flat, low baseline failure rate in the initial years. The failure curve would then turn up, likely in Year 8 or 9. DNV GL expects the failure rates to peak in Year 12 and then taper down, with 100% of the initial installation of inverters to be replaced by the close of Year 15.

Inverter warranty coverage: DNV GL notes that ABB, Delta, Fronius and SolarEdge represent industry leading manufacturers with a strong track record within the industry, and DNV GL views the warranty coverage rates as conservative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entities have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ANCON SOLAR II LESSOR, LLC, as Depositor

By:	/s/ Radford Small
	Name:	Radford Small
	Title:	Treasurer

ANCON SOLAR III LESSOR, LLC as Depositor

By:	/s/ Radford Small
	Name:	Radford Small
	Title:	Treasurer

Date: November 30, 2017